Exhibit Index (Continued)

Exhibit                 Description                      Page Number
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                        Exhibit Index

Exhibit                                                   Page Number
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(3)(i) Articles of Incorporation

Illinova Corporation

(a)(1) Articles of Amendment to the Articles of
       Incorporation of Illinova Corporation, filed as
       of October 31, 1994.  Filed as Exhibit 3(a) to
       the Quarterly Report on Form 10-Q under the
       Securities Exchange Act of 1934 for the quarter
       ended September 30, 1994 (File No. 1-3004).            *

(a)(2) Statement of Correction to the Articles of
       Incorporation of Illinova Corporation, filed as
       of October 31, 1994.  Filed as Exhibit 3(b) to
       the Quarterly Report on Form 10-Q under the
       Securities Exchange Act of 1934 for the quarter
       ended September 30, 1994 (File No. 1-3004).            *

Illinois Power Company

(b)(1) Amended and Restated Articles of Incorporation
       of Illinois Power Company, dated September 7, 1994.
       Filed as Exhibit 3(a) to the Current Report on
       Form 8-K dated September 7, 1994 (File No. 1-3004).     *

(3)(ii) By-Laws

(a)    By-laws of Illinova Corporation, as amended
       December 14, 1994.  Filed as Exhibit 3(b)(2)
       to the Annual Report on Form 10-K under
       the Securities Exchange Act of 1934 for the
       year ended December 31, 1994 (File No. 1-3004).         *

(b)    By-laws of Illinois Power Company, as amended
       December 14, 1994.  Filed as Exhibit 3(b)(1)
       to the Annual Report on Form 10-K under
       the Securities Exchange Act of 1934 for the
       year ended December 31, 1994 (File No. 1-3004).         *

(4) Instruments Defining Rights of Security Holders,
    Including Indentures

Illinova Corporation

(a)(1) See (4)(b) below for instruments defining the rights of holders of long-term debt of Illinois Power
       Company

(a)(2) Indenture dated February 1, 1997, between Illinova
       Corporation and The First National Bank of Chicago,
       as trustee.                                             37


Illinois Power Company

(b)(1) Mortgage and Deed of Trust dated November 1, 1943.
       Filed as Exhibit 2(b) Registration No. 2-14066.          *

(b)(2) Supplemental Indenture dated October 1, 1966.
        Filed  as  Exhibit  2(i) Registration  No.  2-27783.    *

(b)(3) Supplemental Indenture dated May 1, 1974.
       Filed as Exhibit 2(v) Registration No. 2-51674.          *

(b)(4) Supplemental Indenture dated May 1, 1977.
       Filed as Exhibit 2(w) Registration No. 2-59465.          *

(b)(5) Supplemental Indenture dated July 1, 1979.  Filed
       as Exhibit 2 to the Quarterly Report on Form 10-Q
       under the Securities Exchange Act of 1934 for the
       quarter ended June 30, 1979.                             *

(b)(6) Supplemental Indenture dated March 1, 1985.  Filed
       as exhibit 4(a) to the Quarterly Report on Form
       10-Q under the Securities Exchange Act of 1934 for
       the quarter ended March 31, 1985 (File No. 1-3004).      *

(b)(7) Supplemental Indenture No. 1 dated February 1, 1987, providing for $25,000,000 principal amount of 7 5/8%
       First Mortgage Bonds, Pollution Control Series F,
       due December 1, 2016. Filed as Exhibit 4(ii) to the Annual Report on Form 10-K under the Securities
       Exchange Act of 1934 for the year ended December 31,
       1986 (File No. 1-3004).                                  *

(b)(8) Supplemental Indenture No. 2 dated February 1, 1987, providing for $50,000,000 principal amount of 7 5/8%
       First Mortgage Bonds, Pollution Control Series G,
       due December 1, 2016. Filed as Exhibit 4(jj) to the Annual Report on Form 10-K under the Securities
       Exchange Act of 1934 for the year ended December 31,
       1986 (File No. 1-3004).                                  *

(b)(9) Supplemental Indenture No. 3 dated February 1, 1987, providing for $75,000,000 principal amount of 7 5/8%
       First Mortgage Bonds, Pollution Control Series H,
       due December 1, 2016. Filed as Exhibit 4(kk) to the Annual Report on Form 10-K under the Securities
       Exchange Act of 1934 for the year ended December 31,
       1986 (File No. 1-3004).                                  *

(b)(10) Supplemental Indenture dated July 1, 1987, providing for $33,755,000 principal amount of 8.30% First
        Mortgage Bonds, Pollution Control Series I, due
        April 1, 2017.  Filed as Exhibit 4(ll) to the Annual
        Report on Form 10-K under the Securities Exchange
        Act of 1934 for the year ended December 31, 1987
        (File No. 1-3004).                                      *



(b)(11)  Supplemental Indenture dated December 13, 1989,
         providing for $300,000,000 principal amount of
         Medium-Term Notes, Series A.  Filed as Exhibit 4(nn)
         to the Annual Report on Form 10-K under the
         Securities Exchange Act of 1934 for the year ended
         December 31, 1989 (File No. 1-3004).                   *

(b)(12)  Supplemental Indenture dated July 1, 1991, providing for $84,710,000 principal amount of 7 3/8% First Mortgage Bonds due July 1, 2021. Filed as Exhibit
         4(mm) to the Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended
         December 31, 1991 (File No. 1-3004).                   *

(b)(13)  Supplemental Indenture No. 1 dated June 1, 1992.
         Filed as Exhibit 4(nn) to the Quarterly Report
         on Form 10-Q for the quarter ended June 30, 1992
         (File No. 1-3004).                                     *

(b)(14)  Supplemental Indenture No. 2 dated June 1, 1992.
         Filed as Exhibit 4(oo) to the Quarterly Report
         on Form 10-Q for the quarter ended June 30, 1992
         (File No. 1-3004).                                     *

(b)(15)  Supplemental Indenture No. 1 dated July 1, 1992.
         Filed as Exhibit 4(pp) to the Quarterly Report
         on Form 10-Q for the quarter ended June 30, 1992
         (File No. 1-3004).                                     *

(b)(16)  Supplemental Indenture No. 2 dated July 1, 1992.
         Filed as Exhibit 4(qq) to the Quarterly Report
         on Form 10-Q for the quarter ended June 30, 1992
         (File No. 1-3004).                                     *

(b)(17)  Supplemental Indenture dated September 1, 1992,
         providing for $72,000,000 principal amount of 6 1/2%
         First Mortgage Bonds due September 1, 1999.  Filed
         as Exhibit 4(rr) to the Quarterly Report on Form
         10-Q for the quarter ended September 30, 1992
         (File No. 1-3004).                                     *

(b)(18)  General Mortgage Indenture and Deed of Trust dated
         as of November 1, 1992.  Filed as Exhibit 4(cc) to
         the Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December
         31, 1992 (File No. 1-3004).                            *

(b)(19) Supplemental Indenture dated February 15, 1993, to Mortgage and Deed of Trust dated November 1, 1943.
         Filed as Exhibit 4(dd) to the Annual Report on Form
         10-K under the Securities Exchange Act of 1934 for
         the year ended December 31, 1992 (File No. 1-3004).    *

(b)(20) Supplemental Indenture dated February 15, 1993, to
       General Mortgage Indenture and Deed of Trust dated as
       of November 1, 1992.  Filed as Exhibit 4(ee) to the
       Annual Report on Form 10-K under the Securities
       Exchange Act of 1934 for the year ended December 31,
       1992 (File No. 1-3004).                                  *

(b)(21) Supplemental Indenture No. 1 dated March 15, 1993,
       to Mortgage and Deed of Trust dated November 1, 1943.
       Filed as Exhibit 4(ff) to the Annual Report on Form
       10-K under the Securities Exchange Act of 1934 for
       the year ended December 31, 1992 (File No. 1-3004).      *

(b)(22) Supplemental Indenture No. 1 dated March 15, 1993,
       to General Mortgage Indenture and Deed of Trust
       dated as of November 1, 1992.  Filed as Exhibit
       4(gg) to the Annual Report on Form 10-K under the
       Securities Exchange Act of 1934 for the year ended
       December 31, 1992 (File No. 1-3004).                     *

(b)(23) Supplemental Indenture No. 2 dated March 15, 1993,
       to Mortgage and Deed of Trust dated November 1, 1943.
       Filed as Exhibit 4(hh) to the Annual Report on Form
       10-K under the Securities Exchange Act of 1934 for
       the year ended December 31, 1992 (File No. 1-3004).      *

(b)(24) Supplemental Indenture No. 2 dated March 15, 1993,
       to General Mortgage Indenture and Deed of Trust
       dated as of November 1, 1992.  Filed as Exhibit
       4(ii) to the Annual Report on Form 10-K under the
       Securities Exchange Act of 1934 for the year ended
       December 31, 1992 (File No. 1-3004).                     *

(b)(25) Supplemental Indenture dated July 15, 1993, to
       Mortgage and Deed of Trust dated November 1, 1943.
       Filed as Exhibit 4(jj) to the Quarterly Report on
       Form 10-Q for the quarter ended June 30, 1993
       (File No. 1-3004).                                       *

(b)(26) Supplemental Indenture dated July 15, 1993, to
       General Mortgage Indenture and Deed of Trust
       dated as of November 1, 1992.  Filed as Exhibit
       4(kk)to the Quarterly Report on Form 10-Q for
       the quarter ended June 30, 1993 (File No. 1-3004).       *

(b)(27) Supplemental Indenture dated August 1, 1993, to
       Mortgage and Deed of Trust dated November 1, 1943.
       Filed as Exhibit 4(ll) to the Quarterly Report on
       Form 10-Q for the quarter ended June 30, 1993
       (File No. 1-3004).                                       *

(b)(28) Supplemental Indenture dated August 1, 1993, to
       General Mortgage Indenture and Deed of Trust
       dated as of November 1, 1992.  Filed as Exhibit
       4(mm) to the Quarterly Report on Form 10-Q for
       the quarter ended June 30, 1993 (File No. 1-3004).       *


(b)(29) Supplemental Indenture dated October 15, 1993, to
       Mortgage and Deed of Trust dated November 1, 1943.
       Filed as Exhibit 4(nn) to the Quarterly Report on
       Form 10-Q for the quarter ended September 30, 1993
       (File No. 1-3004).                                      *

(b)(30) Supplemental Indenture dated October 15, 1993, to
       General Mortgage Indenture and Deed of Trust dated
       as of November 1, 1992.  Filed as Exhibit 4(oo) to
       the Quarterly Report on Form 10-Q for the quarter
       ended September 30, 1993 (File No. 1-3004).              *


(b)(31) Supplemental Indenture dated November 1, 1993, to
       Mortgage and Deed of Trust dated November 1, 1943.
       Filed as Exhibit 4(pp) to the Quarterly Report on
       Form 10-Q for the quarter ended September 30, 1993
       (File No. 1-3004).                                       *

(b)(32) Supplemental Indenture dated November 1, 1993, to
       General Mortgage Indenture and Deed of Trust dated
       as of November 1, 1992.  Filed as Exhibit 4(qq) to
       the Quarterly Report on Form 10-Q for the quarter
       ended September 30, 1993 (File No. 1-3004).              *

(b)(33) Supplemental Indenture dated February 1, 1994, to
       Mortgage and Deed of Trust dated November 1, 1943.
       Filed as Exhibit 4(hh) to the Annual Report on
       Form 10-K under the Securities Exchange Act of 1934
       for the year ended December 31, 1993
       (File No. 1-3004).                                       *

(b)(34) Indenture dated October 1, 1994 between Illinois
       Power Company and the First National Bank of
       Chicago.  Filed as Exhibit 4(a) to the Quarterly
       Report on Form 10-Q for the quarter ended
       September 30, 1994 (File No. 1-3004).                    *

(b)(35) Supplemental Indenture dated October 1, 1994, to
       Indenture dated as of October 1, 1994.  Filed as
       Exhibit 4(b) to the Quarterly Report on Form
       10-Q for the quarter ended September 30, 1994
       (File No. 1-3004).                                       *

(b)(36) Indenture dated January 1, 1996 between Illinois
       Power Company and Wilmington Trust Company.  Filed
       as Exhibit 4(b)(36) to the Annual Report on Form
       10-K under the Securities Exchange Act of 1934 for
       the year ended December 31, 1995 (File No. 1-3004).      *

(b)(37) First Supplemental Indenture dated January 1, 1996,
       between Illinois Power Company and Wilmington Trust
       Company. Filed as Exhibit 4(b)(37) to the Annual
       Report on Form 10-K under the Securities Exchange
       Act of 1934 for the year ended December 31, 1995
       (File No. 1-3004).                                       *


(10) Material Contracts

Illinova Corporation

(a)(1) Illinova Corporation Deferred Compensation Plan
       for Certain Directors, as amended April 10, 1991.
       Filed as Exhibit 10(b) to the Annual Report on
       Form 10-K under the Securities Exchange Act of
       1934 for the year ended December 31, 1991
       (File No. 1-3004).~                                      *

(a)(2) Illinova Corporation Director Emeritus Plan for
       Outside Directors.  Filed as Exhibit 10(e) to
       the Annual Report on Form 10-K under the
       Securities Exchange Act of 1934 for the year
       ended December 31, 1989 (File No. 1-3004).~              *

(a)(3) Illinova Corporation Stock Plan for Outside
       Directors as amended and restated by the Board of
       Directors on April 9, 1992 and as further amended
       April 14, 1993.  Filed as Exhibit 10(h) to the
       Annual Report on Form 10-K under the Securities
       Exchange Act of 1934 for the year ended December
       31, 1993 (File No. 1-3004).~                             *

(a)(4) Illinova Corporation Retirement Plan for Outside
       Directors, as amended through December 11, 1991.
       Filed as Exhibit 10(j) to the Annual Report on Form
       10-K under the Securities Exchange Act of 1934 for
       the year ended December 31, 1991 (File No. 1-3004).~     *

(a)(5) Illinova Corporation 1992 Long-Term Incentive
       Compensation Plan.  Filed as Exhibit 10(k) to the
       Quarterly Report on Form 10-Q for the quarter ended
       March 31, 1992 (File No. 1-3004).~                       *

(a)(6) Illinova Corporation Comprehensive Deferred Stock
       Plan for Outside Directors, as approved by the Board
       of Directors on February 7, 1996. Filed as Exhibit 10
       (a)(6) to the Annual Report on Form 10-K under the
       Securities Exchange Act of 1934 for the year ended
       December 31, 1995 (File No. 1-3004).~                    *

(a)(7) Form of Employee Retention Agreement in place between
       Illinova Corporation and its elected officers,
       Illinois Power Company's elected officers, and the
       Presidents of Illinova Corporation's subsidiaries.
       Filed as Exhibit 10(g) to the Annual Report on Form
       10-K under the Securities Exchange Act of 1934 for
       the year ended December 31, 1989 (File no. 1-3004).      *

Illinois Power Company

(b)(1) Group Insurance Benefits for Managerial Employees
       of Illinois Power Company as amended January 1, 1983.
       Filed as Exhibit 10(a) to the Annual Report on Form
       10-K under the Securities Exchange Act of 1934 for
       the year ended December 31, 1983 (File No. 1-3004).~     *

(b)(2) Illinois Power Company Incentive Savings Trust and
       Illinois Power Company Incentive Savings Plan and
       Amendment I thereto.  Filed as Exhibit 10(d) to the
       Annual Report on Form 10-K under the Securities
       Exchange Act of 1934 for the year ended December 31,
       1984 (File No. 1-3004).~                                 *

(b)(3) Illinois Power Company's Executive Incentive
       Compensation Plan.  Filed as Exhibit 10(f) to the
       Annual Report on Form 10-K under the Securities
       Exchange Act of 1934 for the year ended December 31,
       1989 (File No. 1-3004).~                                 *


(b)(4) Illinois Power Company Incentive Savings Plan, as
       amended and restated effective January 1, 1991.
       Filed as Exhibit 10(h) to the Annual Report on
       Form 10-K under the Securities Exchange Act of
       1934 for the year ended December 31, 1990
       (File No. 1-3004).~                                      *

(b)(5) Retirement and Consulting Agreement entered into
       as of June 1, 1991 between Illinois Power Company
       and Wendell J. Kelley.  Filed as Exhibit 10(I) to
       the Annual Report on Form 10-K under the Securities
       Exchange Act of 1934 for the year ended December 31,
       1991 (File No. 1-3004).~                                 *

(b)(6) Illinois Power Company Executive Deferred
       Compensation Plan.  Filed as Exhibit 10(l) to
       the Annual Report on Form 10-K under the
       Securities Exchange Act of 1934 for the year
       ended December 31, 1993. (File No. 1-3004)~              *

(b)(7) Illinois Power Company Retirement Income Plan for
       salaried employees as amended and restated effective
       January 1, 1989, as further amended through January
       1, 1994.  Filed as Exhibit 10(m) to the Annual Report
        on Form 10-K under the Securities Exchange Act of
       1934 for the year ended December 31, 1994
       (File No. 1-3004).~                                      *

(b)(8) Illinois Power Company Retirement Income Plan for
       employees covered under a collective bargaining
       agreement as amended and restated effective as of
       January 1, 1994.  Filed as Exhibit 10(n)to the Annual
       Report on Form 10-K under the Securities Exchange Act
       of 1934 for the year ended December 31, 1994
       (File No. 1-3004).~                                      *

(b)(9) Illinois Power Company Incentive Savings Plan as
       amended and restated effective January 1, 1991 and
       as further amended through amendments adopted
       December 28, 1994.  Filed as Exhibit 10(o)to the
       Annual Report on Form 10-K under the Securities
       Exchange Act of 1934 for the year ended December
       31, 1994 (File No. 1-3004).~                             *

(b)(10) Illinois Power Company Incentive Savings Plan for
       employees covered under a collective bargaining
       agreement as amended and restated effective January
       1, 1991 and as further amended through amendments
       adopted December 28, 1994.  Filed as Exhibit 10(p)
       to the Annual Report on Form 10-K under the
       Securities Exchange Act of 1934 for the year ended
       December 31, 1994 (File No. 1-3004).~                    *


(12) Statement Re Computation of Ratios

(a)    Computation of ratio of earnings to fixed
       charges for Illinova Corporation.                       107

(b)    Computation of ratio of earnings to fixed
       charges for Illinois Power Company.                     108

(13) Annual Reports to Shareholders

(a)    Illinova Corporation Proxy Statement and 1996
       Annual Report to Shareholders.                          109

(b)    Illinois Power Company Information Statement
       and 1996 Annual Report to Shareholders.                 157

(21) Subsidiaries of Registrants

(a)    Subsidiaries of Illinova Corporation and Illinois
       Power Company.                                          205

(23) Consents of Experts

       Consent of Independent Accountants for Illinova
       Corporation.                                            207

(27)      Financial Data Schedules

(a)       Illinova Corporation

(b)       Illinois Power Company

______________________________________
*   Incorporated herein by reference.

~    Management contract and compensatory plans or arrangements.